UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 21, 2023

Date of Report (Date of earliest event reported)

AIRSHIP AI HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40222	93-4974766
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8210 154th Ave NE Redmond, WA	98052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 462-4250

BYTE Acquisition Corp.

445 Park Avenue, 9th Floor

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AISP	The Nasdaq Stock Market LLC
Warrants	AISPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Registrant,” the “Combined Company,” the “Company” and “Airship Pubco” refer to Airship AI Holdings, Inc., a Delaware corporation (formerly known as BYTE Acquisition Corp., a Cayman Islands exempted company), after giving effect to the Business Combination (as defined below), and where appropriate, our wholly-owned subsidiaries (including Airship AI, Inc.) following the Closing Date (as defined below). Furthermore, unless otherwise stated or unless the context otherwise requires, references to “BYTS” refer to BYTE Acquisition Corp., a Cayman Islands exempted company, prior to the Closing Date, and references to “Airship AI” refer to Airship AI, Inc. (formerly known as Airship AI Holdings, Inc.), a Washington corporation, prior to the Closing Date. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus filed by BYTS with the Securities and Exchange Commission (the “SEC”) on December 5, 2023, as supplemented by Supplement No. 1 on December 15, 2023 (the “Proxy Statement/Prospectus”) and such definitions are incorporated herein by reference.

This Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Report controls.

Closing of Business Combination

On December 21, 2023, the Company completed the business combination (the “Business Combination”) contemplated by the Merger Agreement, dated as of June 27, 2023 (as amended on September 22, 2023 and as may be further amended and/or restated from time to time, the “Merger Agreement”) by and among BYTS, BYTE Merger Sub, Inc., a Washington corporation and a direct, wholly-owned subsidiary of BYTS (“Merger Sub”), and Airship AI. The Merger Agreement was previously reported on the Current Report on Form 8-K filed by BYTS with the SEC on June 27, 2023.

Completion of the Domestication and the Merger

As previously reported on the Current Report on Form 8-K filed by BYTS with the SEC on December 21, 2023, BYTS held an extraordinary general meeting on December 19, 2023 (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, BYTS’ shareholders approved the proposals outlined in the Proxy Statement/Prospectus, including, among other things, the adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement, including the merger of Merger Sub with and into Airship AI, with Airship AI continuing as the surviving corporation and as a wholly-owned subsidiary of the Company (the “Merger”), and the issuance of the Company’s securities as consideration thereunder, as described in the section titled “The Business Combination Proposal” beginning on page 102 of the Proxy Statement/Prospectus.

On December 20, 2023, BYTS filed a notice of deregistration with the Register of Companies in the Cayman Islands (the “Cayman Registrar”), together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which BYTS de-registered from the Cayman Registrar by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation (the “Domestication”). Immediately after the filing of the Certificate of Incorporation, the Company filed an amendment to the Certificate of Incorporation  (the “Charter Amendment”) to change the Company’s name to “Airship AI Holdings, Inc.”

Effective December 21, 2023, following the filing of Articles of Merger with the Secretary of State of the State of Washington, Merger Sub merged with and into Airship AI with Airship AI as the surviving corporation. Thus, Airship AI became a wholly-owned subsidiary of the Company. In connection with the Merger, Airship AI changed its name to “Airship AI, Inc.” The Articles of Merger are attached hereto as Exhibit 2.3.

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On December 21, 2023 (the “Closing Date”), the Business Combination, among other transactions contemplated by the Merger Agreement, was completed (the “Closing”).

The Merger Consideration and Treatment of Securities

In connection with the Domestication, (x) immediately prior to the Domestication, Byte Holdings LP, a Cayman Islands exempted limited partnership and the sponsor of BYTS (the “Sponsor”), surrendered to BYTS for no consideration the sole issued and outstanding Class B ordinary share of BYTS, par value $0.0001 per share (the “BYTS Class B Ordinary Share”) and (y) at the effective time of the Domestication, (i) each then issued and outstanding Class A ordinary share of BYTS, par value $0.0001 per share (each, a “BYTS Class A Ordinary Share” and together with the BYTS Class B Ordinary Share, the “BYTS Ordinary Shares”), converted automatically, on a one-for-one basis, into one share of common stock, par value $0.0001 per share, of Airship Pubco (the “Airship Pubco Common Stock”); (ii) each then issued and outstanding warrant to purchase one BYTS Class A Ordinary Share (each, a “BYTS Warrant”) became exercisable for one share of Airship Pubco Common Stock (each, an “Airship Pubco Warrant”) pursuant to the terms of the Warrant Agreement, dated as of March 18, 2021, by and between BYTS and Continental Stock Transfer & Trust Company, as warrant agent; and (iii) each then issued and outstanding unit of BYTS (each, a “BYTS Unit”) separated and converted automatically into one share of Airship Pubco Common Stock and one-half of one Airship Pubco Warrant.

At the Closing, pursuant to the terms of the Merger Agreement, the total consideration paid at the Closing (the “Merger Consideration”) by BYTS to Airship AI securityholders was $225.0 million in the form of shares of Airship Pubco Common Stock” (at a deemed value of $10.00 per share).

In addition, the Airship AI securityholders that hold shares of common stock of Airship AI (“Airship Common Stock”), Airship Options, Airship Earnout Warrants or Airship SARs (the “Airship Earnout Holders”) have the contingent right to receive up to 5.0 million additional shares of Airship Pubco Common Stock (the “Earnout Shares”), subject to the following contingencies:

(A) 25% of the Earnout Shares if, for the period starting on the Closing Date and ending on the last day of the full calendar quarter immediately following the first anniversary of the Closing Date, (1) Company Revenue (as defined below) is at least $39 million, or (2) the aggregate value of new contract awards (including awards obtained through purchase orders) with federal law enforcement agencies (whether such awards are obtained directly or through intermediaries) has grown by at least 100% as compared to the year-over-year amount for the twelve-month period ending on the date of the Merger Agreement (the “First Operating Performance Milestone”);

(B) 75% of the Earnout Shares if, for the period starting on the Closing Date and ending on the last day of the full calendar quarter immediately following the third anniversary of the Closing Date, Company Revenue is at least $100 million (the “Second Operating Performance Milestone”);

(C) 50% of the Earnout Shares if, at any time during the period starting on the Closing Date and ending on the fifth anniversary of the Closing Date, over any twenty (20) trading days within any thirty (30) trading day period the volume weighted average price (“VWAP”) of the Airship Pubco Common Stock is greater than or equal to $12.50 per share (the “First Share Price Performance Milestone”); and

(D) 50% of the Earnout Shares if, at any time during the period starting on the Closing Date and ending on the fifth anniversary of the Closing Date, over any twenty (20) trading days within any thirty (30) trading day period the VWAP of the Airship Pubco Common Stock is greater than or equal to $15.00 per share (the “Second Share Price Performance Milestone”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each option to purchase shares of Airship Common Stock (each, an “Airship Option”) that was outstanding as of immediately prior to the Effective Time converted into (i) an option (each, a “Converted Stock Option”), on substantially the same terms and conditions as were in effect with respect to each such Airship Option immediately prior to the Effective Time, to purchase the number of shares of Airship Pubco Common Stock, determined by multiplying the number of shares of Airship Common Stock subject to such Airship Option as of immediately prior to the Effective Time by the Conversion Ratio (as defined below), at an exercise price per share of Airship Pubco Common Stock equal to (A) the exercise price per share of Airship Common Stock of such Airship Option divided by (B) the Conversion Ratio, and (ii) the right to receive a number of Earnout Shares in accordance with, and subject to, the contingencies set forth in the Merger Agreement. At the Effective Time, Airship Pubco assumed all obligations of Airship AI with respect to each Converted Stock Option.

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Pursuant to the Merger Agreement, at the Effective Time, each warrant to acquire shares of Airship Common Stock (each, an “Airship Warrant”) that was outstanding as of immediately prior to the Effective Time converted into (i) a warrant (a “Converted Warrant”) to purchase, on substantially the same terms and conditions as were in effect with respect to each such Airship Warrant immediately prior to the Effective Time, the number of shares of Airship Pubco Common Stock, determined by multiplying the number of shares of Airship Common Stock subject to such Airship Warrant immediately prior to the Effective Time by the Conversion Ratio, at an exercise price per share of Airship Pubco Common Stock equal to (A) the exercise price per share of Airship Common Stock of such Airship Warrant divided by (B) the Conversion Ratio, and (ii) with respect to certain warrants to purchase shares of Airship Common Stock set forth in the Merger Agreement (the “Airship Earnout Warrants”), the right to receive a number of Earnout Shares in accordance with, and subject to, the contingencies set forth in the Merger Agreement. At the Effective Time, Airship Pubco will assume all obligations of Airship AI with respect to any Converted Warrants.

Pursuant to the Merger Agreement, at the Effective Time, each stock appreciation right granted under Airship AI’s stock appreciation rights plan (each, an “Airship SAR”) that was outstanding immediately prior to the Effective Time were assumed by Airship Pubco and converted into a stock appreciation right denominated in shares of Airship Pubco Common Stock (each, a “Converted SAR”). Each Converted SAR continued to have and be subject to substantially the same terms and conditions as were applicable to such Airship SAR immediately prior to the Effective Time, except that (i) each Converted SAR covered that number of shares of Airship Pubco Common Stock equal to (A) the product of (1) the number of shares of Airship Common Stock subject to such Airship SAR immediately prior to the Effective Time and (2) the Conversion Ratio and (B) a number of Earnout Shares in accordance with, and subject to, the contingencies set forth in the Merger Agreement, and (ii) the per share base value for each share of Airship Pubco Common Stock covered by the Converted SAR equaled the quotient obtained by dividing (A) the base value per share of Airship Common Stock of such Airship SAR immediately prior to the Effective Time by (B) the Conversion Ratio. At the Effective Time, Airship Pubco assumed all obligations of Airship AI with respect to each Converted SARs.

The “Conversion Ratio” is the quotient obtained by dividing (i) 22.5 million shares of Airship Pubco Common Stock by (ii) the number of shares constituting the aggregate number of shares of Airship Common Stock that are issued immediately prior to the Effective Time, plus the aggregate number of shares of Airship Common Stock that are issuable upon full exercise of all Airship Earnout Warrants outstanding as of immediately prior to the Effective Time, plus the aggregate number of shares of Airship Common Stock issuable upon full exercise of all Airship Options (whether vested or unvested) outstanding as of immediately prior to the Effective Time, plus the aggregate number of Airship SARs (whether vested or unvested) outstanding as of immediately prior to the Effective Time.

Airship Pubco’s bylaws provide that the shares of Airship Pubco Common Stock issued to all holders of Airship Common Stock, Airship Options, Airship Earnout Warrants and Airship SARs as merger consideration will be subject to a lock-up for a period of 180 days following the Closing, and that Airship Pubco Common Stock issued to such holders upon satisfaction of the First Operating Performance Milestone (if any) will be subject to a 12-month lock-up period beginning on the date such shares are issued, unless waived, amended or repealed by the unanimous approval of the board of directors; provided, further, that the lockup obligations set forth in Airship Pubco’s bylaws will not apply to the lock-up shares of any lock-up holder that have been released from the lock-up obligations set forth therein in writing by the Company prior to the Closing Date.

The foregoing descriptions of the Business Combination are qualified in their entirety by reference to the full text of the Merger Agreement and the Amendment to the Merger Agreement, as applicable, copies of which are included as Exhibit 2.1 and Exhibit 2.2 to this Report and incorporated herein by reference.

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Letter Amendment to Form of Bylaws

On December 20, 2023, BYTS entered into a letter agreement (the “Letter Agreement”) with Airship AI to amend the lock-up provisions of the bylaws to be adopted by the Company concurrently with the Domestication and to release certain shareholders of Airship AI from the lock-up obligations set forth in such bylaws. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Letter Agreement which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Issuance Bankruptcy Plan Shares

On December 13, 2023, BYTS formed a wholly-owned subsidiary in Nevada, BYTS NV Merger Sub, Inc. (“NV Merger Sub”), for the purpose of acquiring SILLC (E) Acquisition Corp., a Nevada corporation (“SILLC”), an entity subject to a bankruptcy proceeding that has no assets, no equity owners and no liabilities, except for claims of approximately 400 holders of allowed unsecured claims and a holder of allowed administrative expenses (collectively, the “Claim Holders”). On December 15, 2023, BYTS entered into an Agreement and Plan of Merger (the “SILLC Merger Agreement”) by and among BYTS, NV Merger Sub, SILLC, and the other parties thereto.

On December 21, 2023, immediately following the consummation of the Domestication and prior to the consummation of the Business Combination, and as contemplated by the SILLC Merger Agreement, NV Merger Sub merged (the “SILLC Merger”) with and into SILLC, with SILLC surviving the SILLC Merger as a wholly-owned subsidiary of BYTS. SILLC became the successor and “Post Confirmation Debtor” pursuant to the bankruptcy plan. As a result of the SILLC Merger, and in accordance with the bankruptcy plan, the Company issued an aggregate of 150,000 shares of Airship Pubco Common Stock (the “Plan Shares”) to the Claim Holders as full settlement and satisfaction of their respective claims, pursuant to Section 1145 of the U.S. Bankruptcy Code. The Sponsor forfeited an equal number of shares of Airship Pubco Common Stock.

The issuance of the Plan Shares by Airship Pubco was exempt from the registration requirements of the Securities Act. The Plan Shares will not be subject to any lock-up or other transfer restriction.

Parent Support Agreement

Pursuant to the terms of the Parent Support Agreement, dated as of June 27, 2023, by and among the Sponsor, BYTS and Airship AI, the Sponsor forfeited 1,000,000 shares of Airship Pubco Common Stock on the Closing Date. The Parent Support Agreement also provides that the Sponsor Shares will be subject to a lock-up for a period of 180 days following the Closing.

Item 1.01. Entry into Material Definitive Agreement.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

Amended and Restated Registration Rights Agreement

On December 21, 2023, BYTS, the Sponsor and certain former shareholders of Airship AI (collectively, the “Holders”) entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Airship Pubco Common Stock and Airship Pubco Warrants that are held by the Holders from time to time. The Registration Rights Agreement amended and restated the registration rights agreement that was entered into by BYTS, the Sponsor and the other parties thereto in connection with BYTS’ initial public offering. The Registration Rights Agreement will terminate on the earlier of (a) the five year anniversary of the date of the Registration Rights Agreement or (b) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities (as defined therein).

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

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Earnout Escrow Agreement

On December 21, 2023, the Company and Continental Stock Transfer & Trust Company entered into an earnout escrow agreement (the “Earnout Escrow Agreement”), effective as of the Closing. The Earnout Escrow Agreement provides, among other things, that the Earnout Shares will be placed in escrow and will not be released from escrow until they are earned as a result of the occurrence of, as applicable, the First Operating Performance Milestone, the Second Operating Performance Milestone, the First Share Price Performance Milestone, and/or the Second Share Price Performance Milestone.

The foregoing description of the Earnout Escrow Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Earnout Escrow Agreement which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Indemnification Agreements

The Company’s certificate of incorporation and bylaws provide that the Company will indemnify its directors and officers to the fullest extent permitted by Delaware law. In addition, the Company has entered into indemnification agreements with its directors and executive officers, a form of which is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

 On December 20, 2023, in connection with the Domestication, (x) immediately prior to the Domestication, the Sponsor surrendered to BYTS for no consideration the sole issued and outstanding BYTS Class B Ordinary Share and (y) at the effective time of the Domestication, (i) each then issued and outstanding BYTS Class A Ordinary Share converted automatically, on a one-for-one basis, into one share of Airship Pubco Common Stock; (ii) each then issued and outstanding BYTS Warrant became one Airship Pubco Warrant exercisable for one share of Airship Pubco Common Stock; and (iii) each then issued and outstanding BYTS Unit separated and converted automatically into one share of Airship Pubco Common Stock and one-half of one Airship Pubco Warrant.

At the Closing, pursuant to the terms of the Merger Agreement, the Merger Consideration paid at the Closing by BYTS to Airship AI security holders was $225.0 million in the form of shares of Airship Pubco Common Stock” (at a deemed value of $10.00 per share);

In addition, Airship Earnout Holders have the contingent right to receive up to 5.0 million Earnout Shares, subject to the occurrence of, as applicable, the First Operating Performance Milestone, the Second Operating Performance Milestone, the First Share Price Performance Milestone, and/or the Second Share Price Performance Milestone

In connection with the vote at the Extraordinary General Meeting on December 19, 2023, public shareholders holding 1,068,187 BYTS Class A Ordinary Shares exercised their right to redeem such shares for a pro rata portion of the funds in the trust account established at the consummation of BYTS’ initial public offering (the “Trust Account”). As a result, approximately $11,545,427 (approximately $10.81 per share) was removed from the Trust Account to pay such holders. Immediately after giving effect to the redemption of 1,068,187 BYTS Class A Ordinary Shares in connection with the Business Combination, there were 27,279,102 shares of Airship Pubco Common Stock and 19,389,528 Airship Pubco warrants outstanding.

Upon the consummation of the Business Combination, BYTS’s Class A ordinary shares, warrants and units ceased trading on The Nasdaq Stock Market (“Nasdaq”), and Airship Pubco Common Stock and Airship Pubco Warrants began trading on December 22, 2023, on Nasdaq under the symbols “AISP” and “AISPW,” respectively.

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FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as BYTS was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to BYTS, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements contained in this Report may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and for purposes of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Company. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, forward-looking statements may be identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

The Company cautions readers of this Report that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, which could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, other performance metrics, projections of market opportunity, expected management and governance of the Company. These statements are based on various assumptions, whether or not identified in this Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. The risk factors and cautionary language contained in this Report, and incorporated herein by reference, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in such forward-looking statements, including among other things:

●	changes in the competitive industries and markets in which the Company operates or plans to operate;

●	changes in applicable laws or regulations affecting the Company’s business;

●	the Company’s ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities;

●	risks related to the Company’s potential inability to achieve or maintain profitability and generate significant revenue;

●	current and future conditions in the global economy, including as a result of economic uncertainty, and its impact on the Company, its business and the markets in which it operates;

●	the Company’s potential inability to manage growth effectively;

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●	the Company’s ability to recruit, train and retain qualified personnel;

●	estimates for the prospects and financial performance of the Company’s business may prove to be incorrect or materially different from actual results;

●	costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination;

●	risks related to the Company’s marketing and growth strategies;

●	the effects of competition on the Company’s business;

●	expectations with respect to future operating and financial performance and growth, including when the Company will generate positive cash flow from operations;

●	the Company’s ability to raise funding on reasonable terms as necessary to develop its products in the timeframe contemplated by its business plan;

●	the inability to maintain the listing of the Company’s common stock and warrants on Nasdaq following the Business Combination;

●

other risks and uncertainties indicated in this Report, including those under “Risk Factors” beginning on page 48 in the Proxy Statement/Prospectus and other filings that have been made or will be made with the SEC by the Company.

In addition, there may be events that the Company’s management is not able to predict accurately or over which the Company has no control.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Information About Airship AI” beginning on page 217, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company are described in the Proxy Statement/Prospectus beginning on page 48 and specifically including in the in the sections titled “Risk Factors – Risks Related to Airship AI’s Business and Industry,” beginning on page 48 and “Risks Related to Ownership of Airship Pubco Securities” beginning on page 64 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Financial Information

The statement of operations data of Airship AI for the nine-months ended September 30, 2023 and fiscal years ended December 31, 2022 and 2021, and the balance sheet data of Airship AI as of September 30, 2023, December 31, 2022 and December 31, 2021 are described in the Proxy Statement/Prospectus beginning on page F-42, and that information is incorporated herein by reference.

Information responsive to Item 2 of Form 10 is set forth in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Airship AI” beginning on page 223, and that information is incorporated herein by reference.

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Properties

On July 13, 2023, Airship AI entered into a lease in Redmond, WA for 15,567 square feet of office and warehouse space which started October 1, 2023. The monthly payment is $25,000 per month. The lease expires October 31, 2027 and the monthly payment increases 3% on July 31, 2024 and each year thereafter. There is a one three year option to extend based on the fair market rate on October 31, 2027.

The Company believes that all its properties have been adequately maintained, are generally in good condition, and are suitable and adequate for its business.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Airship AI” beginning on page 223 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of BYTS” beginning on page 211, which are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Airship Pubco Common Stock, as of December 21, 2023, following the consummation of the Business Combination, by:

●	each person known by the Company to be the beneficial owner of more than 5% of a class of voting securities on December 21, 2023;

●	each of the Company’s officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have, or will have immediately after Closing, sole voting and investment power with respect to all shares of Airship Pubco Common Stock that they beneficially own, subject to applicable community property laws. Any shares of Airship Pubco Common Stock subject to options, warrants or SARs exercisable within 60 days from Closing are deemed to be outstanding and beneficially owned by the persons holding those options, warrants or SARs for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of Airship Pubco Common Stock is based on 27,279,102 shares of our Airship Pubco Common Stock outstanding upon consummation of the Business Combination on December 21, 2023 (including 5,000,000 Earnout Shares, which shares were issued and held in escrow as of the Closing Date, but excluding the shares subject to options, warrants and SARs, which were not outstanding immediately following the Closing), after giving effect to the redemptions by BYTS public shareholders in connection with the Business Combination.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	% of Outstanding Common Stock
Directors and Executive Officers
Victor Huang(2)	8,245,514	25.7%
Derek Xu(3)	9,783,856	34.2%
Paul Allen(4)	935,058	3.3%
Yanda Ma(5)	797,698	2.8%
Mark E. Scott(6)	87,904	*
Peeyush Ranjan(7)	175,809	*
Louis Lebedin	50,000	*
Amit Mital(8)	203,061	*
All executive officers and directors as a group (8 individuals)	20,228,901	56.7%

5% or More Stockholders:
Airship Kirkland Family LP(9)	6,900,563	22.4%
Airship Redmond Family LP(10)	8,438,905	30.9%
Mulan Ventures LLC(11)	1,538,342	5.6%

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___________

* Less than 1%

(1)	Unless otherwise noted, the business address of each of the directors and executive officers of is 8210 154th Ave NE, Redmond, WA 98052.
(2)

Consists of (i) shares owned by Airship Kirkland Family Limited Partnership, over which Mr. Huang has voting and dispositive power and (ii) 1,344,951 shares of Airship Pubco Common Stock issuable upon the exercise of 1,344,951 Converted Warrants issued upon the conversion in connection with the Merger of 765,000 Airship Warrants. Excludes the right to receive a number of Earnout Shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(3)

Consists of (i) shares owned by Airship Redmond Family Limited Partnership, over which Mr. Xu has voting and dispositive power and (ii) 1,344,951 shares of Airship Pubco Common Stock issuable upon the exercise of 1,344,951 Converted Warrants issued upon the conversion in connection with the Merger of 765,000 Airship Warrants. Excludes the right to receive a number of Earnout Shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(4)

Reflects 935,058 shares of Airship Pubco Common Stock issuable upon the exercise of 935,058 Converted Stock Options issued upon the conversion in connection with the Merger of 531,856 Airship Options. Excludes the right to receive a number of Earnout Shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(5)

Reflects 797,698 shares of Airship Pubco Common Stock issuable upon the exercise of 797,698 Converted Stock Options issued upon the conversion in connection with the Merger of 453,726 Airship Options. Excludes the right to receive a number of Earnout Shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(6)

Reflects 87,904 shares of Airship Pubco Common Stock issuable upon the exercise of 87,904 Converted Stock Options issued upon the conversion in connection with the Merger of 50,000 Airship Options. Excludes the right to receive a number of Earnout Shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(7)

Reflects 175,809 shares of Airship Pubco Common Stock issuable upon the exercise of 175,809 Converted Stock Options issued upon the conversion in connection with the Merger of 100,000 Airship Options. Excludes the right to receive a number of Earnout Shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(8)

Reflects 203,061 shares of Airship Pubco Common Stock issuable upon the exercise of 203,061 Converted Stock Options issued upon the conversion in connection with the Merger of 115,500 Airship Options. Excludes the right to receive a number of Earnout Shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(9)

Reflects (i) 3,384,353 shares of Airship Pubco Common Stock issued upon the exchange in connection with the Merger of 1,925,000 shares of Airship Common Stock, (ii) 1,762,006 shares of Airship Pubco Common Stock issuable upon the exercise of 1,758,105 Converted Stock Options issued upon the conversion in connection with the Merger of 1,000,000 Airship Options, and (iii) 1,758,105 shares of Airship Pubco Common Stock covering 1,758,105 Converted SARs issued upon the conversion in connection with the Merger of 1,000,000 Airship SARs. Excludes the right to receive a number of Earnout Shares, in accordance with and subject to the contingencies set forth in the Merger Agreement. Victor Huang has voting and dispositive power over the shares owned by Airship Kirkland Family Limited Partnership.

(10)

Reflects 8,438,905 shares of Airship Pubco Common Stock issued upon the exchange in connection with the Merger of 4,800,000 shares of Airship Common Stock. Excludes the right to receive a number of Earnout Shares, in accordance with and subject to the contingencies set forth in the Merger Agreement. Derek Xu has voting and dispositive power over the shares owned by Airship Redmond Family Limited Partnership.

(11)

Reflects 1,538,342 shares of Airship Pubco Common Stock issued upon the exchange in connection with connection with the Merger of 875,000 shares of Airship Common Stock. Excludes the right to receive a number of Earnout Shares, in accordance with and subject to the contingencies set forth in the Merger Agreement. Jane Cui has voting and dispositive power over the shares owned by Mulan Ventures LLC.

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Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management of Airship Pubco Following the Business Combination,” beginning on page 234 which is incorporated herein by reference.

The following persons constitute the executive officers and directors of the Company:

Name	Age	Title
Victor Huang	54	Chief Executive Officer and Chairman of the Board and Director
Derek Xu	66	Chief Operating Officer, Secretary, Treasurer and Director
Paul Allen	54	President
Yanda Ma	45	Chief Technology Officer
Mark E. Scott	70	Chief Financial Officer
Peeyush Ranjan	49	Director
Louis Lebedin	65	Director
Amit Mital	54	Director

Director and Executive Compensation

Information regarding the compensation of the named executive officers and directors of the Company before and after the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation of Airship AI,” beginning on page 238 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Committees of the Board

The Combined Company’s Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee operates under a charter that was approved by the Board. The Board may from time to time establish other committees.

Audit Committee

The Combined Company’s audit committee consists of Amit Mital, Peeyush Ranjan and Louis Lebedin, each of whom is an independent director under applicable Nasdaq listing standards. Amit Mital has been appointed chair of the audit committee. The Board has determined that Louis Lebedin qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. The audit committee’s duties, which are specified in the Audit Committee Charter, include, but are not limited to: the appointment, compensation, retention, replacement, and oversight of the work of our independent registered public accounting firm, pre-approving all audit and permitted non-audit services to be provided by our independent registered public accounting firm, reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction and reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory, or compliance matters, including any correspondence with regulators or government agencies and any employee complaints.

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Compensation Committee

The Combined Company’s compensation committee consists of Peeyush Ranjan and Amit Mital, each of whom is an independent director under applicable Nasdaq listing standards. Peeyush Ranjan has been appointed chair of the compensation committee. The compensation committee’s duties, include, but are not limited to: determining or recommending to the Board for determination, the compensation of our executive officers, including our chief executive officer, administering our equity compensation plans, overseeing our overall compensation policies and practices, compensation plans, and benefits programs and preparing the compensation committee report that the SEC will require in our annual proxy statement.

Nominating and Corporate Governance Committee

The Combined Company’s nominating and corporate governance committee consists of Peeyush Ranjan and Amit Mital, each of whom is an independent director under applicable Nasdaq listing standards. Peeyush Ranjan has been appointed chair of the nominating and corporate governance committee. The nominating and corporate governance committee, among other things, will determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director, identifying and screening individuals qualified to become members of the Board and making recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related person transactions of BYTS and Airship AI are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 248 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Combined Company’s board of directors has determined that each of Amit Mital, Peeyush Ranjan and Louis Lebedin is an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Prospectus titled “Management of Airship Pubco Following the Business Combination,” beginning on page 234 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” and “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of this Report is incorporated into this Item 2.01 by reference.

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Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Airship AI – Legal Proceedings” beginning on page 222 which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

On December 22, 2023, the Airship Pubco Common Stock and the Airship Pubco Warrants began trading on Nasdaq under the symbol “AISP” and “AISPW,” respectively. The Company has not paid any cash dividends on its common stock to date.

The Board, in its sole discretion, will make any determination from time to time with respect to the use of any excess cash accumulated, which may include, among other uses, the payment of dividends on the Airship Pubco Common Stock. It is not contemplated that the Company will pay cash dividends for the foreseeable future.

Recent Sales of Unregistered Securities

Information about unregistered sales of the Company’s equity securities is set forth under Item 3.02 of this Report, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Airship Pubco Securities,” beginning on page 254 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The Company has authorized 200,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share. The outstanding shares of Airship Pubco Common Stock are fully paid and non-assessable. As of the Closing Date, there were outstanding 27,279,102 shares of Airship Pubco Common Stock, after giving effect to the redemptions by BYTS public shareholders in connection with the Business Combination, no shares of the Company’s preferred stock, public warrants to purchase 16,184,626 shares of Airship Pubco Common Stock, private warrants to purchase 515,000 shares of Airship Pubco Common Stock, and common share warrants to purchase 2,689,902 shares of Airship Pubco Common Stock. Company stockholders who hold their shares in electronic format in U.S. brokerage accounts are not deemed to be separate stockholders, as such shares are held of record by CEDE and Co., which is counted by the Company’s transfer agent as a single stockholder of record. Such holder numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

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Indemnification of Directors and Officers

The description of the indemnification arrangements with the Company’s directors and officers is contained in Item 1.01 of this Report, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Information about changes in accountants on accounting and financial disclosure is set forth under Item 4.01 of this Report, which is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the Company’s financial statements and supplementary information, which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The description of the Company’s quantitative and qualitative disclosures about market risk is contained in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Airship AI,” beginning on page 223 of the Proxy Statement, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in the “Introductory Note” above is hereby incorporated by reference. The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of BYTS” beginning on page 211, and “Certain Relationships and Related Party Transactions” beginning on page 248 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

At the Extraordinary General Meeting, BYTS shareholders approved the Company’s certificate of incorporation (the “Charter”) to, among other things, change the corporate name from “BYTE Acquisition Corp.” to “Airship AI Holdings, Inc.”, change the total number of shares of the Company’s capital stock from (a) 200,000,000 BYTS Class A Ordinary Shares, 20,000,000 BYTS Class A Ordinary Shares and 1,000,000 preference shares, par value $0.0001 per share, of BYTS to (b) 200,000,000 shares of Airship Pubco Common Stock and 5,000,000 shares of preferred stock, par value $0.0001 per share, of Airship Pubco and authorize all other changes in connection with the replacement of BYTS’s Cayman constitutional documents with the Charter and the Company’s bylaws (the “Bylaws”) in connection with the consummation of the Business Combination. The terms of the Charter are described in greater detail in the section titled “The Organizational Documents Proposal” beginning on page 150 of the Proxy Statement/Prospectus and is incorporated herein by reference. The Charter, which became effective upon filing with the Secretary of State of the State of Delaware on the Closing Date, includes the amendments proposed by the Organizational Documents Proposal.

The description of the Charter and the general effect of the Charter and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections titled (i) “The Advisory Organizational Documents Proposal” beginning on page 152 of the Proxy Statement/Prospectus, (ii) “Comparison of Corporate Governance and Shareholder Rights” beginning on page 251 of the Proxy Statement/Prospectus, and (iii) “Description of Airship Pubco Securities” beginning on page 254 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

On December 20, 2023, in connection with the Domestication, the Company filed the Charter with the Secretary of State of the State of Delaware and adopted the Bylaws, in the form approved by BYTS shareholders at the Extraordinary General Meeting. Immediately after the filing of the Charter, the Company filed the Charter Amendment to change the Company’s name to “Airship AI Holdings, Inc.”

Copies of the Charter, the Charter Amendment, and the Bylaws are attached as Exhibit 3.1, Exhibit 3.2, and Exhibit 3.3, respectively, to this Report and are incorporated herein by reference.

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Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On December 21, 2023, the audit committee of the Board dismissed Marcum LLP (“Marcum”), BYTS’ independent registered public accounting firm prior to the Business Combination following the completion of the Company’s review of the fiscal year ended September 30, 2023, which consists only of the accounts of BYTS prior to the Business Combination. We notified Marcum of their dismissal on December 27, 2023.

The report of Marcum on the financial statements of BYTS as of December 31, 2022 and 2021 and for the year ended December 31, 2022 and for the period from January 8, 2021 (inception) through December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph as to BYTS’ ability to continue as a going concern.

During the fiscal year ended December 31, 2022 and the period from January 8, 2021 (inception) through December 31, 2021 and the subsequent interim period through September 30, 2023, there were no disagreements between BYTS and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its report.

During the fiscal year ended December 31, 2022 and the period from January 8, 2021 (inception) through December 31, 2021 and the subsequent interim period through September 30, 2023, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weaknesses in internal controls identified by management related to complex financial instruments and accruals.

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated December 28, 2023, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On December 21, 2023, the Audit Committee of the Board appointed BPM LLP (“BPM”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2023. BPM served as the independent registered public accounting firm of Airship AI prior to the Business Combination.

During the years ended December 31, 2022 and 2021 and any subsequent interim period through December 28, 2023, neither the Company nor any party on behalf of the Company consulted with BPM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by BPM that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.01. Changes in Control of Registrant.

The information set forth above under “Introductory Note” and Item 2.01 of this Report is incorporated herein by reference. Reference is also made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal” beginning on page 102, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Report, which is incorporated herein by reference.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

Effective December 21, 2023, each of the following BYTS’ board members resigned in connection with the Business Combination: Kobi Rozengarten, Samuel Gloor, Vadim Komissarov, and Oded Melamed. Effective December 21, 2023, Victor Huang, Derek Xu, Amit Mital, Peeyush Ranjan and Louis Lebedin were appointed to the Company’s Board of Directors.

Further, in connection with the Business Combination and effective December 21, 2023, Samuel Gloor resigned from his position as Chief Executive Officer and Chief Financial Officer. Victor Huang was appointed as Chief Executive Officer. Derek Xu was appointed as Chief Operating Officer, Secretary, and Treasurer. Mark E. Scott was appointed as Chief Financial Officer. Paul Allen was appointed President. Yanda Ma was appointed Chief Technology Officer.

The information set forth above in the sections titled “Directors and Executive Officers,” “Director and Executive Compensation,” “Committees of the Board,” “Director Independence,” “Certain Relationships and Related Transactions, and Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 of this Report are incorporated herein by reference.

Airship AI Holdings, Inc. 2023 Equity Incentive Plan

In connection with the Business Combination, the Company adopted the Airship AI Holdings, Inc. 2023 Equity Incentive Plan (the “2023 Plan”) described in the Proxy Statement/Prospectus in the section entitled “The Airship Pubco Equity Incentive Plan Proposal” beginning on page 160 and incorporated herein by reference. That summary of the 2023 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2023 Plan, which is filed as Annex C to the Proxy Statement/Prospectus and is incorporated herein by reference. The plan allows the Company to make equity and equity-based incentive awards, as well as cash awards, to employees, directors and consultants.

Decisions with respect to the compensation of the Company’s directors and executive officers will be made by the compensation committee of the Board

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Report is incorporated by reference into this Item 5.03.

Item 5.05. Amendments to Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on December 21, 2023, the Board approved and adopted a new Code of Ethics applicable to all employees, officers and directors of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer or controller (or persons performing similar functions to the aforementioned officers). A copy of the Code of Ethics and Business Conduct is attached to this Report as Exhibit 14.1.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, BYTS ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” beginning on page 102 of the Proxy Statement/Prospectus, and such disclosure is incorporated herein by reference. Further, the information contained in Item 2.01 of this Report is incorporated by reference into this Item 5.06.

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Item 8.01. Other Events.

As a result of the Business Combination, Airship Pubco became the successor issuer to BYTS. Pursuant to Rule 12g-3(a) under the Exchange Act, Airship Pubco’s common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus on pages F-42 through F-87, which are incorporated herein by reference.

(b) Pro Forma Financial Information.

Certain unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
2.1

Merger Agreement, dated June 27, 2023, by and among BYTE Acquisition Corp., BYTE Merger Sub, Inc. and Airship AI Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2023).

2.2

First Amendment to Merger Agreement, dated September 22, 2023, by and among BYTE Acquisition Corp., BYTE Merger Sub, Inc. and Airship AI Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2023).

2.3	Plan of Domestication, dated December 20, 2023 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2023).
2.4*	Articles of Merger, dated December 20, 2023.
3.1

Certificate of Incorporation of BYTE Acquisition Corp. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2023).

3.2

Certificate of Amendment to Certificate of Incorporation of BYTE Acquisition Corp. (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2023).

3.3	Bylaws of Airship AI Holdings, Inc. (incorporated by reference to Exhibit 3.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2023).
4.1

Warrant Agreement, dated March 18, 2021, by and between BYTE Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to BYTE Acquisition Corp.’s Current Report on Form 8-K (File No. 001-40222), filed with the SEC on March 23, 2021).

10.1

Letter Agreement, dated March 18, 2021, by and among BYTE Acquisition Corp., its officers, its directors and Byte Holdings LP (incorporated by reference to Exhibit 10.1 of BYTE Acquisition Corp.’s Current Report on Form 8-K (File No. 001-40222), filed with the SEC on March 23, 2021).

10.2

Parent Support Agreement, dated as of June 27, 2023, by and among BYTE Holdings LP, BYTE Acquisition Corp., and Airship AI Holdings, Inc. (incorporated by reference to Exhibit 10.1 to BYTE Acquisition Corp.’s Current Report on Form 8-K (File No. 001-40222), filed with the SEC on June 27, 2023).

10.3

Letter Amendment to Form of Bylaws, dated December 20, 2023, by and between BYTE Acquisition Corp. and Airship AI Holdings, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2023)

10.4

Lease, dated as of December 22, 2020, by and between JDL Digital Systems Inc. DBA Airship Industries, Inc. and Langtree Development Company, LLC (incorporated by reference to Exhibit 10.15 of BYTE Acquisition Corp.’s Amendment No. 1 to Registration Statement on Form S-4 (Reg No. 333-274464), filed with the SEC on October 18, 2023).

10.5

Sublease Agreement, effective July 13, 2023, by and between Helion Energy, Inc. and JDL Systems, Inc. (incorporated by reference to Exhibit 10.16 of BYTE Acquisition Corp.’s Amendment No. 1 to Registration Statement on Form S-4 (Reg No. 333-274464), filed with the SEC on October 18, 2023).

10.6

Senior Secured Convertible Promissory Note issued June 22, 2023 by Airship AI Holdings, Inc. to Platinum Capital Partners Inc. (incorporated by reference to Exhibit 10.17 of BYTE Acquisition Corp.’s Amendment No. 1 to Registration Statement on Form S-4 (Reg No. 333-274464), filed with the SEC on October 18, 2023).

10.8*	Amended and Restated Registration Rights Agreement, dated December 21, 2023 by and among certain stockholders and Airship AI Holdings, Inc.
10.9*	Earnout Escrow Agreement, dated December 21, 2023 by and between Airship AI Holdings, Inc. and Continental Stock Transfer & Trust Company.
10.10*	Form of Indemnification Agreement.
10.11	2023 Airship AI Holdings, Inc. Equity Incentive Plan (incorporated by reference to Annex C to BYTE Acquisition Corp.’s proxy statement/prospectus filed with the SEC on dated December 5, 2023.
14.1*	Code of Ethics
16.1*	Letter from Marcum LLP, dated December 28, 2023
21.1*	List of Subsidiaries of Airship AI Holdings, Inc.
99.1*	Unaudited pro forma condensed combined financial information of Airship AI Holdings, Inc.
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2023

AIRSHIP AI HOLDINGS, INC.

	By:	/s/ Victor Huang
	Name:	Victor Huang
	Title:	Chief Executive Officer

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